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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2001


                           SYSTEMONE TECHNOLOGIES INC.
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


       000-21325                                        65-0226813
       ---------                                        ----------
(Commission File Number)                     (IRS Employer Identification No.)


                        8305 N.W. 27TH STREET, SUITE 107
                              MIAMI, FLORIDA 33122
                              --------------------
                    (Address of principal executive offices)


                                 (305) 593-8015
                                 --------------
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
                              --------------------
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         KPMG LLP ("KPMG") was previously the principal accountants for SystemOne Technologies Inc. (the "Company"). On July 16, 2001, KPMG's appointment as principal accountants was terminated. The decision to change accountants and appoint BDO Seidman LLP ("BDO Seidman") was recommended by the Company's Audit Committee and approved by the Board of Directors.

         In connection with the audits of the two fiscal years ended December 31, 2000, and the subsequent interim period through July 16, 2001 there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter thereof in connection with their opinion.

         During its audit of the Company's financial statements as of and for the year ended December 31, 1999, KPMG reported to the Company's Audit Committee a material weakness in internal control relating to the recording of revenue and a reportable condition in internal control relating to the Company's periodic accounting closing process. Such material weakness and reportable condition did not prevent KPMG from issuing their audit report on such financial statements and in the course of their audit of the Company's financial statements for the year ended December 31, 2000, KPMG did not communicate to the Company any material weakness or reportable condition. We have authorized KPMG to respond fully to the inquiries of BDO Seidman concerning the subject matter of such material weakness and reportable condition.

         KPMG's reports on the financial statements of the Company for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG's auditors' report on the financial statements of the Company as of and for the years ended December 31, 2000 and 1999, contained a separate paragraph stating that, as more fully described in Note 2 to the financial statements, "the Company has suffered recurring losses from operations primarily resulting from the significant expenses incurred in the establishment of its national direct marketing and distribution organization and has a net capital deficiency. The Company may also need to raise additional capital that may be required to pay maturing issues of long term debt and redeemable convertible preferred stock. These factors raise substantial doubt about the Company's ability to continue as a going concern." Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         A letter from KPMG is attached as Exhibit 16.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16. Letter of KPMG LLP addressed to the Securities and Exchange Commission dated July 23, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SYSTEMONE TECHNOLOGIES INC.

Dated:  July 23, 2001                                By:/s/ PAUL I. MANSUR
                                                     -------------------------
                                                     Paul I. Mansur
                                                     Chief Executive Officer



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                                  EXHIBIT INDEX

16. Letter of KPMG LLP addressed to the Securities and Exchange Commission dated July 23, 2001.